Exhibit 99.1
EXECUTION COPY
TRW AUTOMOTIVE INC.
$500,000,000 7% Senior Notes due 2014
€275,000,000 6 3/8% Senior Notes due 2014
$600,000,000 7 1/4% Senior Notes due 2017
PURCHASE AGREEMENT
March 14, 2007
Lehman Brothers Inc.
Banc of America Securities LLC
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, NY 10019
Lehman Brothers International (Europe)
Banc of America Securities Limited
Deutsche Bank AG, London Branch
Goldman Sachs International
Merrill Lynch International
c/o Lehman Brothers International (Europe)
25 Bank Street
London E14 5LE
United Kingdom
Ladies and Gentlemen:
          TRW Automotive Inc., a Delaware corporation (the “Issuer”), proposes to issue and sell $500,000,000 aggregate principal amount of its 7% Senior Notes due 2014 (the “2014 Notes”), €275,000,000 aggregate principal amount of its 6 3/8% Senior Notes due 2014 (the “Euro Notes”) and $600,000,000 aggregate principal amount of its 7 1/4% Senior Notes due 2017 (the “2017 Notes” and, together with the 2014 Notes, the “Dollar Notes”, and, together with the Euro Notes, the “Securities”). The 2014 Notes will be issued pursuant to an indenture to be dated as of March 26, 2007 (the “2014 Indenture”), among the Issuer, the Guarantors and The Bank of New York, as trustee (in such capacity, the “2014 Trustee”). The Euro Notes will be issued pursuant to an indenture to be dated as of March 26, 2007 (the “Euro Indenture”), among the Issuer, the Guarantors and The Bank of New York, as trustee (in such capacity, the “Euro Trustee”). The 2017 Notes will be issued pursuant to an indenture to be dated as of March 26, 2007 (the “2017 Indenture” and, together with the 2014 Indenture and the Euro Indenture, the

“Indentures”), among the Issuer, the Guarantors and The Bank of New York, as trustee (in such capacity, the “2017 Trustee” and, together with the 2014 Trustee and the Euro Trustee, the “Trustee”). The Securities will be guaranteed on a senior unsecured basis by each of the Guarantors (the “Guarantees”). The Issuer hereby confirms its agreement with (i) Lehman Brothers Inc. (“Lehman”), Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the “Dollar Initial Purchasers”) concerning the purchase of the 2014 Notes and the 2017 Notes from the Issuer by the Dollar Initial Purchasers and (ii) Lehman Brothers International (Europe) (“Lehman Europe”), Banc of America Securities Limited, Deutsche Bank AG, London Branch, Goldman Sachs International and Merrill Lynch International (collectively, the “Euro Initial Purchasers” and, together with the Dollar Initial Purchasers, the “Initial Purchasers”) concerning the purchase of the Euro Notes from the Issuer by the Euro Initial Purchasers.
          The Securities will be offered and sold to the Dollar Initial Purchasers, in the case of the Dollar Notes, and the Euro Initial Purchasers, in the case of the Euro Notes, without being registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption therefrom. The Issuer has prepared a preliminary offering memorandum dated March 12, 2007 (including any information and documents incorporated by reference therein, the “Preliminary Offering Memorandum”), and will prepare an offering memorandum dated the date hereof (including any information and documents incorporated by reference therein, the “Offering Memorandum”) setting forth information concerning the Issuer, the Guarantors and the Securities. At or prior to the time of the first sale of the Securities (the “Time of Sale”), the following information shall have been prepared by the Issuer (collectively, the “Time of Sale Information”): the Preliminary Offering Memorandum, as amended and supplemented by the written communications listed on Annex A hereto. Any references herein to the Preliminary Offering Memorandum, the Time of Sale Information and the Offering Memorandum shall be deemed to include all amendments and supplements thereto, unless otherwise noted. The Issuer hereby confirms that it has authorized the use of the Preliminary Offering Memorandum, the other Time of Sale Information and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in accordance with Section 2 hereof.
          On the Closing Date (as defined in Section 3 hereof) and in connection with the offering of the Securities, the Issuer will refinance certain indebtedness (the “Refinancing”), which includes a portion of the $1,006 million principal amount of indebtedness evidenced by the Issuer’s 9-3/8% Senior Notes due 2013 and 11% Senior Subordinated Notes due 2013 (collectively, the “Existing Dollar Notes”), and $278 million dollar equivalent principal amount of euro-denominated indebtedness evidenced by the Issuer’s 10-1/8% Senior Notes due 2013 and 11-3/4% Senior Subordinated Notes due 2013 (collectively, the “Existing Euro Notes” and, together with the Existing Dollar Notes, the “Existing Notes”). In connection with the Refinancing, (i) the Issuer shall complete tender offers and consent solicitations (the “Dollar Tender Offers”) pursuant to which the Issuer shall repurchase all Existing Dollar Notes validly tendered and not withdrawn in the Dollar Tender Offers and, in connection therewith, obtain consents from the respective holders thereof to amend the indentures governing the Existing Dollar Notes to eliminate substantially all restrictive covenants and certain events of default by executing and delivering supplemental indentures to such indentures (the “Dollar Supplemental Indentures”), and (ii) the Issuer shall complete tender offers and consent solicitations (the “Euro Tender Offers” and, together with the Dollar Tender Offers, the “Tender Offers”) pursuant to which the Issuer shall repurchase all Existing Euro Notes validly tendered and not withdrawn in the Euro Tender Offers and, in connection therewith, obtain consents from the respective holders thereof to amend the indentures governing the Existing Euro Notes to eliminate substantially all restrictive covenants and certain events of default by executing and delivering supplemental indentures to such indentures (the “Euro Supplemental Indentures” and, together with the Dollar Supplemental Indentures, the “Supplemental Indentures”).
          Capitalized terms used, but not defined, herein shall have the meanings given to such terms in the Preliminary Offering Memorandum. This Agreement, the Indentures (including each Guarantee set forth therein), the Securities and the Supplemental Indentures are collectively referred to herein as the “Transaction Documents”. The Refinancing and the execution of, and consummation of the transactions contemplated by, the Transaction Documents, each as described in the Offering Memorandum, are collectively referred to herein as the “Transactions”.
          1. Representations, Warranties and Agreements of the Issuer and the Guarantors. The Issuer and the Guarantors jointly and severally represent and warrant to, and agree with, the several Initial Purchasers that:
     (a) (i) The Preliminary Offering Memorandum, as of its date, did not, (ii) the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date, will not, and (iii) the Offering Memorandum, as of its date and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer by any Initial Purchaser expressly for use therein;
     (b) The Issuer (including its agents and representatives, other than the Initial Purchasers in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any written communication that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Issuer or its agents and representatives (other than a communication referred to in clauses (i), (ii) and (iii) below) an “Issuer Written Communication”) other than (i) the Preliminary Offering Memorandum, (ii) the Offering Memorandum, (iii) the documents listed on Annex A hereto, including a term sheet substantially in the form of Annex B hereto, which constitute part of the Time of Sale Information, and (iv) any electronic road show or other written communications, in each case used in accordance with Section 4(d) hereto. Each such Issuer Written Communication, when taken together with the Time of Sale Information, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer by any Initial Purchaser expressly for use therein;
     (c) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act;
     (d) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 2 (including Annex A hereto) and their compliance with the agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indentures under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”);
     (e) The documents incorporated by reference in the Time of Sale Information or the Offering Memorandum, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Offering Memorandum or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer by any Initial Purchaser expressly for use therein; and no such documents were filed with the Commission since the Commission’s close of business on the business day immediately prior to the date of this Agreement and prior to the execution of this Agreement, except as set forth on Schedule III hereto;
     (f) Neither the Issuer nor any of its subsidiaries has, since the date of the most recent audited financial statements included or incorporated by reference in the Time of Sale Information (the “Financial Statements”) or except as disclosed in the Time of Sale Information: (i) incurred any material liability or obligation, direct or contingent, other than in the ordinary course of business or (ii) entered into any material transaction or agreement other than in the ordinary course of business, except, in the case of clause (i) and (ii) above, as set forth or contemplated in the Time of Sale Information; and, since the respective dates as of which information has been provided in the Offering Memorandum and the Time of Sale Information, there has not been any material adverse change in the capital stock or long-term debt of the Issuer or any of its “significant subsidiaries” (as such term is defined in Rule 1-02(w) of Regulation S-X under the Securities Act) (each, a “Significant Subsidiary” and collectively, the “Significant Subsidiaries”) or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Issuer on any class of its capital stock except as set forth on Schedule IV hereto (solely with respect to Significant Subsidiaries);
     (g) The Issuer and each of its subsidiaries have good and valid title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Issuer and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Issuer and its subsidiaries, (ii) (x) are contemplated by the Fourth Amended and Restated Credit Agreement dated as of December 17, 2004, as amended through the date hereof, among TRW Automotive Holdings Corp., TRW Automotive Intermediate Holdings Corp., the Issuer, certain subsidiaries of TRW Automotive Holdings Corp., the financial institutions named therein and JPMorgan Chase Bank, N.A., as Administrative Agent

and Collateral Agent (the “Credit Agreement”), (y) are contemplated by the receivables arrangements described in the Time of Sale Information or (z) such as are described in the Time of Sale Information, or (iii) could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, financial condition, or results of operations of the Issuer and its subsidiaries, taken as a whole (a “Material Adverse Effect”);
     (h) The Issuer and each of the Guarantors have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all corporate power and authority necessary to own their respective properties and to conduct the businesses in which they are engaged as described in the Time of Sale Information, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect;
     (i) The Issuer has an authorized capitalization as set forth in the Time of Sale Information and the Offering Memorandum and all the issued and outstanding shares of capital stock of the Issuer have been duly and validly authorized and issued and are fully paid and non-assessable; and all of the outstanding shares of capital stock of each Guarantor have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Issuer, free and clear of any lien, charge, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party, other than those contained in the Credit Agreement;
     (j) The Issuer and each of the Guarantors have the corporate power and authority to execute and deliver each of the Transaction Documents (in each case to the extent it is a party thereto) and to perform their respective obligations hereunder and thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken by the Issuer and each of the Guarantors;
     (k) This Agreement has been duly authorized, executed and delivered by the Issuer and each of the Guarantors and constitutes a valid and legally binding agreement of the Issuer and each of the Guarantors, except as enforceability may be limited by (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing (collectively, the “Enforceability Exceptions”);
     (l) Each of the Indentures has been duly authorized by the Issuer and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of the Issuer and each of the Guarantors enforceable against the Issuer and each of the Guarantors in accordance with its terms, except as enforceability may be limited by the Enforceability Exceptions;
     (m) The Securities have been duly authorized by the Issuer for issuance and sale to the Initial Purchasers pursuant to this Agreement and, when duly executed, authenticated, issued and delivered by the Issuer as provided in the respective Indentures and paid for as provided herein, and assuming the Indentures are the valid and legally binding obligations of the Trustee, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Issuer enforceable against the Issuer in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the respective Indentures; and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered by the Issuer as provided in the respective Indentures and paid for by the Issuer as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the respective Indentures;
     (n) Each Transaction Document conforms or will conform in all material respects to the description thereof in the Time of Sale Information and the Offering Memorandum;
     (o) The execution, delivery and performance by the Issuer and each of the Guarantors of each of the Transaction Documents to which each is a party, the issuance, sale and delivery of the Securities (including the Guarantees) and the compliance by the Issuer and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Issuer or any of the Guarantors pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer or any of the Guarantors is a party or by which the Issuer or any of the Guarantors is bound or to which any of the property or assets of the Issuer or any of the Guarantors is subject, except for such conflicts, breaches, violations or defaults, liens, charges or encumbrances that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) result in any violation of any law or statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental or regulatory authority or body having jurisdiction over the Issuer or any of the Guarantors or any of their respective properties or assets, except for such violations that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (iii) result in any violation of the provisions of the Certificate of Incorporation or By-laws (or similar organizational documents) of the Issuer or any of the Guarantors; and no consent, approval, authorization or order of, or filing, qualification or registration with, any such court or arbitrator or governmental or regulatory authority or body under any such statute, judgment, order, decree, rule or regulation is required for the execution, delivery and performance by the Issuer and each of the Guarantors of each of the Transaction Documents to which it is a party, the issuance, authentication, sale and delivery of the Securities (including the Guarantees) and compliance by the Issuer and each of the Guarantors with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, filings, qualifications or registrations as may be required under state securities or “Blue Sky” laws in connection with the purchase and resale of the Securities by the Initial Purchasers, the filing with the Commission of a current report on Form 8-K required in connection with the purchase of the Existing Notes pursuant to the Tender Offers or the execution and delivery of the Supplemental Indentures, or to list the Euro Notes on the Alternative Securities Market of the Irish Stock Exchange, or if the Issuer shall determine that listing on such exchange is impracticable, such other exchange on which the Issuer may choose to list some or all of the Euro Notes;
     (p) Neither the Issuer nor any of the Guarantors is (i) in violation of its Certificate of Incorporation or By-laws (or similar organizational documents), (ii) in default in any respect or is alleged by any other party to be in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Issuer or any of the Guarantors is a party or by which the Issuer or any of the Guarantors is bound or to which any of the property or assets of the Issuer or any of the Guarantors is subject or (iii) in violation in any respect of any law or statute or any judgment, order, decree, rule or regulation of any court or arbitrator or governmental or regulatory authority or body to which it or its property or assets may be subject, other than, in the case of clauses (ii) or (iii) above, such defaults or violations that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
     (q) Other than as set forth in the Time of Sale Information and the Offering Memorandum, there are no legal or governmental proceedings pending to which the Issuer or any of its subsidiaries is a party or of which any property of the Issuer or any of its subsidiaries is the subject (i) as to which an adverse determination is reasonably probable and (ii) which could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to the knowledge of the Issuer, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;
     (r) Neither the Issuer nor any Guarantor is, nor upon the issuance and sale of the Securities and the application of the net proceeds thereof will be, an “investment company” or company “controlled” by an “investment company” within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended (the “1940 Act”);
     (s) Ernst & Young LLP, who has audited the Financial Statements, is a registered public accounting firm as required by the Securities Act and the rules and regulations of the Commission thereunder;
     (t) TRW Automotive Holdings Corp. maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by TRW Automotive Holdings Corp.’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the U.S. Such internal control over financial reporting is effective and TRW Automotive Holdings Corp. is not aware of any material weaknesses in such internal control over financial reporting;
     (u) Since the date of the Financial Statements, there has been no change in the internal control over financial reporting of TRW Automotive Holdings Corp. that has materially affected, or is reasonably likely to materially affect, such internal control over financial reporting;
     (v) TRW Automotive Holdings Corp. maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act; such disclosure controls and procedures have been designed to ensure that material information relating to TRW Automotive Holdings Corp. and its subsidiaries is made known to TRW Automotive Holdings Corp.’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective;
     (w) To the knowledge of the Issuer, no action has been taken and no statute, rule, regulation or order has been enacted, adopted or issued by any governmental agency or body (other than “Blue Sky” laws, regulations or orders) that prevents the issuance of the Securities or suspends the sale of the Securities in any jurisdiction; no injunction, restraining order or order of any nature by any Federal or state court of competent jurisdiction has been issued with respect to the Issuer or any of the Guarantors that would prevent or suspend the issuance or sale of the Securities or the use of the Time of Sale Information or the Offering Memorandum in any jurisdiction; and no action, suit or proceeding is pending against or, to the knowledge of the Issuer, threatened against or affecting the Issuer or any of the Guarantors before any court or arbitrator or any governmental agency, body or official, domestic or foreign, that could reasonably be expected to restrain, enjoin, interfere with or adversely affect the transactions contemplated by this Agreement in any material respect;
     (x) The Issuer and each of its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate Federal, state, local or foreign governmental or regulatory authorities or bodies that are necessary for the conduct of their respective businesses as described in the Time of Sale Information and the Offering Memorandum, except where the failure to possess the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse

Effect, and neither the Issuer nor any of its subsidiaries has received notification of any revocation or modification of any such license, certificate, permit or other authorization or has any reason to believe that any such license, certificate, permit or other authorization will not be renewed in the ordinary course, except where the failure to possess the same could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;
     (y) Each of the Issuer and its subsidiaries have filed all Federal, state, local and foreign income and franchise tax returns required to be filed by it through the date hereof or has timely filed requests for extensions and such extensions have been granted and have not expired and has paid all taxes due thereon (or have made adequate provision for such taxes on its balance sheet), except for taxes being contested in good faith for which adequate reserves have been provided and any such taxes the failure of which to pay or so file could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, and no tax deficiency has been determined adversely to the Issuer or any of its subsidiaries that, individually or in the aggregate, has had (nor does the Issuer or any of its subsidiaries have any knowledge of any tax deficiency that, individually or in the aggregate, if determined adversely to the Issuer or any of its subsidiaries, could reasonably be expected to have) a Material Adverse Effect;
     (z) The Issuer and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance is in amounts and insures against such losses and risks as is customary for similar businesses or is required by law;
     (aa) No labor dispute with the employees of the Issuer or any of its subsidiaries exists or, to the knowledge of the Issuer, is contemplated or threatened that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect;
     (bb) No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan of the Issuer or any of its subsidiaries that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; each such employee benefit plan has been maintained in compliance with its terms and the requirements of applicable law, including ERISA and the Code, except where any noncompliance, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; and the Issuer and each of the Guarantors have not incurred and do not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan that could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect;
     (cc) Except as described in the Time of Sale Information and except as could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, (i) neither the Issuer nor any of its subsidiaries is in violation of any Federal, state, local or foreign statute, law, rule, regulation, ordinance, code, legally binding policy or rule of common law or any judicial or legally binding administrative interpretation thereof, including any judicial or legally binding administrative order, consent, decree or judgment, relating to pollution or protection of human health as affected by exposure to Hazardous Materials (as defined below), the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Issuer and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws (except for such permits, authorizations and approvals the failure of which to possess could not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect) and are each in compliance with their requirements, (iii) there are no pending or, to the knowledge of the Issuer, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating to any Environmental Law against the Issuer or any of its subsidiaries and (iv) to the knowledge of the Issuer, there are no events or circumstances that would reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Issuer or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws;
     (dd) On and immediately after the Closing Date, the Issuer and its subsidiaries, on a consolidated basis (after giving effect to the issuance of the Securities and the Guarantees, respectively, and to the other transactions related thereto as described in each of the Time of Sale Information and the Offering Memorandum) will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Issuer and its subsidiaries, on a consolidated basis, is not less than the total amount required to pay the liabilities of the Issuer and its subsidiaries on their total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (ii) the Issuer and its subsidiaries, on a consolidated basis, are able to realize upon their assets and pay their debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (iii) assuming consummation of the sale of the Securities as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum, the Issuer and its subsidiaries, on a consolidated basis, are not incurring debts or liabilities beyond their ability to pay as such debts and liabilities mature and (iv) the Issuer and its subsidiaries, on a consolidated basis, are not engaged in any business or transaction, and are not about to engage in any business or transaction, for which their property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Issuer and its subsidiaries are engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability;
     (ee) Except as described in the Time of Sale Information and, in the case of TRW Automotive Holdings Corp., options and restricted stock units granted to employees and directors, there are no outstanding subscriptions, rights, warrants, calls or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of, any shares of capital stock of or other equity or other ownership interest in the Issuer or any of the Guarantors;
     (ff) Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Issuer as described in each of the Time of Sale Information and the Offering

Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors;
     (gg) Other than this Agreement, neither the Issuer nor any of its subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Issuer or any of its subsidiaries or any Initial Purchaser for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Securities;
     (hh) The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Securities Act;
     (ii) None of the Issuer or any of its affiliates or any person acting on its or their behalf has engaged or will engage in any directed selling efforts (as such term is defined in Regulation S under the Securities Act (“Regulation S”)), and all such persons have complied and will comply with the offering restrictions requirement of Regulation S to the extent applicable;
     (jj) None of the Issuer or any of its affiliates has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as such term is defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act;
     (kk) None of the Issuer or any of its affiliates or any person acting on its or their behalf (other than any Initial Purchaser, as to which no representation or warranty is made) has engaged, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act;
     (ll) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Time of Sale Information or the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith; and
     (mm) The Issuer and its subsidiaries own or possess adequate rights to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses, except where the failure to own or possess such rights could not reasonably be expected to have a Material Adverse Effect; and, to the knowledge of the Issuer, the conduct of their respective businesses does not conflict with any such rights of others, except for any such conflicts as could not reasonably be expected to have a Material Adverse Effect, and the Issuer and its subsidiaries have not received any written notice of any claim of infringement of or conflict with any such rights of others (i) as to which an adverse determination is probable and (ii) that could reasonably be expected to have, individually, a Material Adverse Effect.
          2. Purchase and Resale of the Securities. (a) On the basis of the representations, warranties and agreements contained herein, and subject to the terms and conditions set forth herein, the Issuer agrees (i) to issue and sell to each of the Dollar Initial Purchasers, severally and not jointly, and each of the Dollar Initial Purchasers, severally and not jointly, agrees to purchase from the Issuer, the principal amount of 2014 Notes set forth opposite the name of such Initial Purchaser on Schedule IA hereto at the purchase prices set forth in Schedule IA hereto, (ii) to issue and sell to each of the Euro Initial Purchasers, severally and not jointly, and each of the Euro Initial Purchasers, severally and not jointly, agrees to purchase from the Issuer, the principal amount of Euro Notes set forth opposite the name of such Initial Purchaser on Schedule II hereto at the purchase prices set forth in Schedule II hereto and (iii) to issue and sell to each of the Dollar Initial Purchasers, severally and not jointly, and each of the Dollar Initial Purchasers, severally and not jointly, agrees to purchase from the Issuer, the principal amount of 2017 Notes set forth opposite the name of such Initial Purchaser on Schedule IB hereto at the purchase prices set forth in Schedule IB hereto. The Issuer shall not be obligated to deliver any of the Securities except upon payment for all of the Securities to be purchased as provided herein.
          (b) The respective Initial Purchasers have advised the Issuer that they propose to offer the respective Securities for resale upon the terms and subject to the conditions set forth herein and in the Time of Sale Information. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:
     (i) it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a “QIB”) and an accredited investor within the meaning of Rule 501(a) under the Securities Act;
     (ii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act (“Regulation D”) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

     (iii) it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:
     (A) within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act (“Rule 144A”) and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or
     (B) in accordance with the restrictions set forth in Annex C hereto.
          (c) Each Initial Purchaser acknowledges and agrees that the Issuer and each of the Guarantors and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(b) and (c), counsel for the Issuer and for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers and their compliance with their agreements contained in this Section 2, and each Initial Purchaser hereby consents to such reliance.
          (d) Each Initial Purchaser hereby represents and agrees that it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any written communication that constitutes an offer to sell or the solicitation of an offer to buy the Securities other than (i) the Preliminary Offering Memorandum and the Offering Memorandum, (ii) a written communication that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included in the Preliminary Offering Memorandum or the Offering Memorandum, (iii) any written communication listed on Annex A or prepared pursuant to Section 4(d) hereto (including any electronic road show), (iv) any written communication prepared by such Initial Purchaser and approved by the Issuer in advance in writing or (v) any written communication relating to or that contains the terms of the Securities and/or other information that was included in the Preliminary Offering Memorandum or the Offering Memorandum.
          (e) The Issuer and each of the Guarantors acknowledge and agree that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.
          (f) The Issuer and the Guarantors acknowledge and agree that (i) the purchase and resale of the Securities pursuant to this Agreement is an arm’s-length commercial transaction between the Issuer and the Guarantors, on the one hand, and the Initial Purchasers, on the other, (ii) in connection therewith and with the process leading to such transaction the Initial Purchasers are acting solely as a contractual counterparty and not the agents or fiduciaries of the Issuer, the Guarantors or any other person, (iii) the Initial Purchasers have not assumed an advisory or fiduciary responsibility in favor of the Issuer, the Guarantors or any other person with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether any Initial Purchaser has advised or is currently advising the Issuer or any of the Guarantors on other matters) or any other obligation to the Issuer, the Guarantors or any other person except the obligations expressly set forth in this Agreement and (iv) the Issuer and the Guarantors have consulted their own legal and financial advisors to the extent they deemed appropriate. The Issuer and the Guarantors agree that they will not claim that any Initial Purchaser has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Issuer, the Guarantors or any other person, in connection with such transaction or the process leading thereto.
          3. Delivery of and Payment for the Securities. (a) Delivery of and payment for the Securities shall be made at the offices of Simpson Thacher & Bartlett LLP, counsel to the Issuer, which offices are located at 425 Lexington Avenue, New York, New York 10017, or at such other place as shall be agreed upon by the Initial Purchasers and the Issuer, at 8 A.M., New York City time, on March 26, 2007, or at such other time or date, not later than the fifth business day thereafter, as shall be agreed upon by Lehman, as representative of the Dollar Initial Purchasers, and Lehman Europe, as representative of the Euro Initial Purchasers, and the Issuer (such date and time of payment and delivery being referred to herein as the “Closing Date”).
          (b) On the Closing Date, payment of the purchase price for the Securities shall be made to the Issuer by wire or book-entry transfer of same-day funds to such account or accounts as the Issuer shall specify prior to the Closing Date or by such other means as the parties hereto shall agree prior to the Closing Date against delivery to the Initial Purchasers of one or more global notes representing each issue of the Securities. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of the Initial Purchasers hereunder. Upon delivery, each issue of the Dollar Notes shall be in global form, registered in such names and in such denominations as Lehman, on behalf of the Dollar Initial Purchasers, shall have requested, and each issue of the Euro Notes shall be in global form, registered in such names and in such denominations as Lehman Europe, on behalf of the Euro Initial Purchasers, shall have requested, in each case in writing not less than two business days prior to the Closing Date. The Issuer agrees to make one or more global notes representing each issue of the Securities available for inspection by Lehman and Lehman Europe, respectively, on behalf of the Initial Purchasers in New York, New York at least 24 hours prior to the Closing Date.
          4. Further Agreements of the Issuer and the Guarantors. The Issuer and each of the Guarantors jointly and severally covenant and agree with each of the several Initial Purchasers:
     (a) to advise Lehman, as representative of the Dollar Initial Purchasers, and Lehman Europe, as representative of the Euro Initial Purchasers, promptly and, if requested, confirm such advice in writing, of the happening of any event during the period prior to the completion of the resale of the Securities by the Initial Purchasers which makes any statement of a material fact made in the Time of Sale Information, any Issuer Written Communication

or the Offering Memorandum untrue or which requires the making of any additions to or changes in the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (as amended or supplemented from time to time) in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to advise Lehman, as representative of the Dollar Initial Purchasers, and Lehman Europe, as representative of the Euro Initial Purchasers, of any order preventing or suspending the use of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum, of any suspension of the qualification of the Securities for offering or sale in any jurisdiction and of the initiation or threatening of any proceeding for any such purpose; and to use their reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Time of Sale Information, any Issuer Written Communication or the Offering Memorandum or suspending any such qualification and, if any such suspension is issued, to use their reasonable best efforts to obtain the lifting thereof at the earliest possible time;
     (b) to furnish promptly to each of the Initial Purchasers and counsel for the Initial Purchasers, without charge, as many copies of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (and any amendments or supplements thereto) as may be reasonably requested;
     (c) prior to finalizing the Offering Memorandum or making any amendment or supplement to the Time of Sale Information or the Offering Memorandum at any time prior to the completion of the resale of the Securities by the Initial Purchasers, to furnish a copy thereof to each of the Initial Purchasers and counsel for the Initial Purchasers and not to effect or distribute any such proposed Offering Memorandum, amendment or supplement to which Lehman, as representative for the Dollar Initial Purchasers, or Lehman Europe, as representative for the Euro Initial Purchasers, shall reasonably object by notice to the Issuer after a reasonable period to review;
     (d) prior to making, preparing, using, authorizing, approving or referring to any Issuer Written Communication, to a furnish a copy thereof to each of the Initial Purchasers and counsel for the Initial Purchasers and not use, authorize, approve or refer to any such written communication to which Lehman, as representative for the Dollar Initial Purchasers, or Lehman Europe, as representative for the Euro Initial Purchasers, shall reasonably object by notice to the Issuer after a reasonable period to review;

     (e) if, at any time prior to the Closing Date, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Issuer, to amend or supplement the Time of Sale Information in order that the Time of Sale Information will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Time of Sale Information to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission so that the Time of Sale Information, as so amended or supplemented, will comply with applicable law;
     (f) if, at any time prior to completion of the resale of the Securities by the Initial Purchasers, any event shall occur or condition exist as a result of which it is necessary, in the opinion of counsel for the Initial Purchasers or counsel for the Issuer, to amend or supplement the Offering Memorandum in order that the Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Offering Memorandum to comply with applicable law, to promptly prepare such amendment or supplement as may be necessary to correct such untrue statement or omission so that the Offering Memorandum, as so amended or supplemented, will comply with applicable law;
     (g) for so long as the Securities are outstanding and are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, to furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act (it being acknowledged and agreed that, prior to the first date on which information is required to be provided under the Indentures, the information contained in the Offering Memorandum is sufficient for this purpose), unless the Issuer or TRW Automotive Holdings Corp. is then subject to and in compliance with Section 13 or 15(d) of the Exchange Act (the foregoing agreement being for the benefit of the holders from time to time of the Securities and prospective purchasers of the Securities designated by such holders), provided that unless specifically so requested, no such documents, reports or information shall be required to be furnished to the Initial Purchasers to the extent such document, report or information is readily available on the Internet;
     (h) for a period of three years following the Closing Date, to furnish to the Initial Purchasers copies of any annual reports, quarterly reports and current reports filed by TRW Automotive Holdings Corp. with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and such other documents, reports and information as shall be furnished by the Issuer to the Trustee (or any successor trustee) or to the holders of the Securities pursuant to the Indentures or the Exchange Act or any rule or regulation of the Commission thereunder; provided that unless specifically so requested, no such documents, reports or information shall be required to be furnished to the Initial Purchasers to the extent such document, report or information is readily available on the Internet;
     (i) to promptly take from time to time such actions as Lehman, as representative for the Dollar Initial Purchasers, and Lehman Europe, as representative for the Euro Initial Purchasers, may reasonably request to qualify the Securities for offering and sale under the securities or “Blue Sky” laws of such jurisdictions as Lehman and Lehman Europe may reasonably designate and to continue such qualifications in effect for so long as required for the resale of the Securities; and to arrange for the determination of the eligibility for investment of the Securities under the laws of such jurisdictions as Lehman, as representative for the Dollar Initial Purchasers, and Lehman Europe, as representative for the Euro Initial Purchasers, may reasonably request; provided that, the Issuer and its subsidiaries shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process or to subject themselves to taxation in respect of doing business in any jurisdiction;
     (j) to assist the Initial Purchasers in arranging (i) for the Dollar Notes to be designated Private Offerings, Resales and Trading through Automated Linkages (“PORTAL”) Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. (“NASD”) relating to trading in the PORTAL Market, (ii) for the Dollar Notes to be eligible for clearance and settlement through The Depository Trust Company (“DTC”), Euroclear Clearance System (“Euroclear”) and Clearstream Banking, Societe Anonyme

(“Clearstream”) and (iii) for the Euro Notes to be eligible for clearance and settlement through Euroclear and Clearstream;
     (k) not to, and to cause its affiliates not to, and not to direct any other person acting on its behalf to, engage in any directed selling efforts (as such term is defined in Regulation S) with respect to the Securities and to comply, and to cause its affiliates to comply, with the offering restriction requirements of Regulation S;
     (l) not to, and to cause its affiliates not to, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as such term is defined in the Securities Act) that could be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act;
     (m) not to, and to cause its affiliates not to, and not to authorize or knowingly permit any person acting on their behalf to, solicit any offer to buy or offer to sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and not to offer, sell, contract to sell or otherwise dispose of, directly or indirectly, any securities under circumstances where such offer, sale, contract or disposition would cause the exemption afforded by Section 4(2) of the Securities Act to cease to be applicable to the offering and sale of the Securities as contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum;
     (n) for a period of 30 days from the date of the Offering Memorandum, not to offer for sale, sell, contract to sell or otherwise dispose of, directly or indirectly, or file a registration statement for, or announce any offer, sale, contract for sale of or other disposition of any debt securities issued or guaranteed by the Issuer or any of its subsidiaries (other than the Securities and in respect of borrowings under the Credit Agreement (as the same may be amended, modified, supplemented, amended and restated, refinanced or replaced from time to time) without the prior written consent of Lehman, as representative for the Dollar Initial Purchasers, and Lehman Europe, as representative for the Euro Initial Purchasers;
     (o) during the period from the Closing Date until two years after the Closing Date, without the prior written consent of Lehman, as representative for the Dollar Initial Purchasers, and Lehman Europe, as representative for the Euro Initial Purchasers, not to, and not permit any of its affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been reacquired by them, except for Securities purchased by the Issuer or any of its affiliates and resold in a transaction registered under the Securities Act;
     (p) not to be or become, or be or become owned by, an open-end investment company, unit investment trust or face-amount certificate company that is or is required to be registered under Section 8 of the 1940 Act, and to not be or become, or be or become owned by, a closed-end investment company required to be registered, but not registered thereunder;
     (q) in connection with the offering of the Securities, until Lehman on behalf of the Initial Purchasers shall have notified the Issuer of the completion of the resale of the Securities, not to, and to cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Securities, or attempt to induce any person to purchase any Securities; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual or apparent active trading in, or a raising of the price of, the Securities;
     (r) in connection with the offering of the Securities, to make its officers, employees, independent accountants and legal counsel reasonably available upon request by Lehman, as representative for the Dollar Initial Purchasers, and Lehman Europe, as representative for the Euro Initial Purchasers;
     (s) to do and perform all things required to be done and performed by it under this Agreement that are within its control prior to, on or after the Closing Date, and to use its reasonable best efforts to satisfy all conditions precedent on its part to the delivery of the Securities;
     (t) to apply the net proceeds from the sale of the Securities as set forth in the Time of Sale Information and the Offering Memorandum under the heading “Use of proceeds”; and
     (u) to use its reasonable best efforts to list, as soon as is practicable, and subject to notice of issuance, the Euro Notes on the Alternative Securities Market of the Irish Stock Exchange, or if the Issuer shall determine that listing on such exchange is impracticable, such other exchange on which the Issuer may choose to list the Euro Notes.

          5. Conditions. The obligations of the Issuer and the Guarantors to consummate the transactions contemplated by this Agreement are subject to the Issuer having received the Requisite Consents (as defined in the Issuer’s Offer to Purchase and Consent Solicitation Statement, dated March 12, 2007 (the “Offer to Purchase”)) with respect to the Existing Notes.
The respective obligations of the several Initial Purchasers hereunder are subject to the accuracy, on and as of the date hereof and the Closing Date, of the representations and warranties of the Issuer and the Guarantors contained herein, to the accuracy of the statements of the Issuer, the Guarantors and their respective officers made in any certificates delivered pursuant hereto, to the performance by the Issuer and the Guarantors of their respective obligations hereunder, and to each of the following additional terms and conditions:
     (a) The Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum (and any amendments or supplements thereto) shall have been printed and copies distributed to the Initial Purchasers as promptly as practicable on or following the date of this Agreement or at such other date and time as to which Lehman, as representative for the Dollar Initial Purchasers, and Lehman Europe, as representative for the Euro Initial Purchasers, may agree; and no stop order suspending the sale of the Securities in any jurisdiction shall have been issued and no proceeding for that purpose shall have been commenced or shall be pending or threatened.
     (b) Cravath, Swaine & Moore LLP, counsel for the Initial Purchasers, shall have furnished to the Initial Purchasers its written opinion and 10b-5 letter (in the forms attached as Annex D-1(a) and Annex D-1(b)), dated the Closing Date and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters.
     (c) Simpson Thacher & Bartlett LLP, counsel for the Issuer, shall have furnished to the Initial Purchasers its written opinion and negative assurance statement (in the forms attached as Annex D-2(a) and Annex D-2(b)), dated the Closing Date, in form and substance reasonably satisfactory to the Initial Purchasers.
     (d) On the date of this Agreement and on the Closing Date, Ernst & Young LLP shall have furnished to the Initial Purchasers a letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to the Initial Purchasers, to the effect set forth in Annex E hereto.

     (e) Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 1(f) shall have occurred or shall exist, which event or condition is not described in the Time of Sale Information, the effect of which in judgment of the Initial Purchasers makes it impracticable or inadvisable to proceed with the offering, sale or the delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum.
     (f) On or after the Time of Sale (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities issued by the Issuer or any of the Guarantors by any “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities issued by the Issuer or any of the Guarantors (other than an announcement with positive implications of a possible upgrading).
     (g) Each Indenture shall have been duly executed and delivered by the parties thereto, and the Securities shall have been duly executed and delivered by the Issuer and duly authenticated by the Trustee.
     (h) The Dollar Notes shall have been approved by the NASD for trading in the PORTAL Market and made eligible for clearance and settlement through DTC, and the Euro Notes shall have been made eligible for clearance and settlement through Euroclear and Clearstream.
     (i) At or simultaneously with the Closing Date, (1) all of the Existing Notes tendered in the Tender Offers shall have been accepted for purchase (subject to the Financing Condition (as defined in the Offer to Purchase)) in accordance with the terms of the applicable Tender Offer (such purchased Existing Notes of each series to constitute not less than a majority of the outstanding aggregate principal amount of the Existing Notes of such series on the Closing Date) and (2) each of the Supplemental Indentures shall have been executed and delivered by all parties thereto, and the only condition to its becoming operative shall be the payment for the relevant Existing Notes tendered.
     (j) There shall not have occurred any invalidation of Rule 144A under the Securities Act by any court or any withdrawal or proposed withdrawal of any rule or regulation under the Securities Act or the Exchange Act by the Commission or any amendment or proposed amendment thereof by the Commission that in the reasonable judgment of Lehman, as representative for the Dollar Initial Purchasers, and Lehman Europe, as representative for the Euro Initial Purchasers, would materially impair the ability of the Initial Purchasers to purchase, hold or effect resales of the Securities as contemplated hereby.
     (k) No action shall have been taken and no statute, rule, regulation, injunction, restraining order or order of any other nature shall have been enacted, adopted or issued by any Federal, state or foreign governmental or regulatory authority or court of competent jurisdiction that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.
     (l) The Initial Purchasers shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Issuer and the Guarantors in their respective jurisdictions of organization and its good standing in such other jurisdictions as Lehman, as representative for the Dollar Initial Purchasers, and Lehman Europe, as representative for the Euro Initial Purchasers, may reasonably request, in writing or by any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.
     (m) The Issuer and the Guarantors shall have furnished or caused to be furnished to the Initial Purchasers on and as of the Closing Date a certificate of an executive officer of the Issuer and of each Guarantor who has specific knowledge of the Issuer’s or such Guarantor’s financial matters as to the accuracy of the representations and warranties of the Issuer and the Guarantors herein at and as of the Closing Date, as to the performance by the Issuer and the Guarantors of all of their obligations hereunder to be performed at or prior to the Closing Date, and the Issuer and the Guarantors shall have furnished or caused to be furnished certificates of an executive officer of the Issuer and of each Guarantor who has specific knowledge of the Issuer’s or such Guarantor’s financial matters as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as Lehman, as representative for the Dollar Initial Purchasers, and Lehman Europe, as representative for the Euro Initial Purchasers, may reasonably request.
          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory in all material respects to counsel for the Initial Purchasers.
          6. Termination. This Agreement may be terminated in the absolute discretion of Lehman, as representative for the Dollar Initial Purchasers, and Lehman Europe, as representative for the Euro Initial Purchasers, by notice to the Issuer if, after the execution and delivery of this Agreement and prior to the Closing Date (i) trading in securities generally shall have been suspended or materially limited on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Issuer or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by Federal, New York State, or United Kingdom authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the case of any of the events specified in this clause (iv), in the reasonable judgment of Lehman, as representative for the Dollar Initial Purchasers, and Lehman Europe, as representative for the Euro Initial Purchasers, is so material and adverse as to make it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Offering Memorandum. In addition to the foregoing, the obligations of the Initial Purchasers hereunder may be terminated by the Initial Purchasers, in their absolute discretion, by notice given to and received by the Issuer prior to delivery of and payment for the Securities if, prior to that time, any of the events described in Sections 5(e), (f), (j) or (k) shall have occurred and be continuing.
          7. Defaulting Initial Purchasers. (a) If, on the Closing Date, any Dollar Initial Purchaser defaults in the performance of its obligations under this Agreement, the non-defaulting Dollar Initial Purchasers may make arrangements for the purchase of the 2014 Notes (the “Unpurchased 2014 Notes”) or the 2017 Notes (the “Unpurchased 2017 Notes”), as applicable, which such defaulting Dollar Initial Purchaser agreed but failed to purchase by other persons satisfactory to the Issuer and the non-defaulting Dollar Initial Purchasers on the terms contained in this Agreement.
          (b) If, on the Closing Date, any Euro Initial Purchaser defaults in the performance of its obligations under this Agreement, the non-defaulting Euro Initial Purchasers may make arrangements for the purchase of the Euro Notes (the “Unpurchased Euro Notes”) which such defaulting Euro Initial Purchaser agreed but failed to purchase by other persons satisfactory to the Issuer and the non-defaulting Euro Initial Purchasers on the terms contained in this Agreement.
          (c) If such arrangements as are contemplated in Sections 7(a) or (b) above are not made within 36 hours after such default, then (i) if the principal amount of the Unpurchased 2014 Notes, the Unpurchased 2017 Notes or the Unpurchased Euro Notes, as the case may be, does not exceed 10% of the principal amount of such Unpurchased 2014 Notes, Unpurchased 2017 Notes or Unpurchased Euro Notes, as the case may be, to be purchased on such date, the non-defaulting Dollar Initial Purchasers or the non-

defaulting Euro Initial Purchasers, as the case may be, shall be obligated to purchase (on a pro rata basis in accordance with their respective commitments hereunder) the full amount thereof, or (ii) if the principal amount of the Unpurchased 2014 Notes, the Unpurchased 2017 Notes or the Unpurchased Euro Notes, as the case may be, exceeds 10% of the principal amount of such notes to be purchased on such date, the Issuer shall be entitled to a further period of 36 hours within which to procure another party or parties reasonably satisfactory to the non-defaulting Dollar Initial Purchasers or non-defaulting Euro Initial Purchasers, as the case may be, to purchase such Unpurchased 2014 Notes, Unpurchased 2017 Notes or Unpurchased Euro Notes, as the case may be, upon such terms herein set forth. If, however, the Issuer shall not have completed such arrangements within 72 hours after such default and the principal amount of Unpurchased 2014 Notes, Unpurchased 2017 Notes or Unpurchased Euro Notes, as the case may be, exceeds 10% of the principal amount of such Unpurchased 2014 Notes, Unpurchased 2017 Notes or Unpurchased Euro Notes, as the case may be, to be purchased on such date, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers, the Issuer or the Guarantors, except that the Issuer and the Guarantors will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 11 and except that the provisions of Section 9 shall not terminate and shall remain in effect. As used in this Agreement, the term “Initial Purchaser” includes, for all purposes of this Agreement unless the context otherwise requires, any party not listed in Schedule IA, Schedule II or Schedule IB hereto that, pursuant to this Section 7, purchases Securities which a defaulting Initial Purchaser agreed but failed to purchase. Further, for the avoidance of doubt, (i) any party not listed in Schedule IA or Schedule IB hereto that, pursuant to this Section 7, purchases Unpurchased 2014 Notes or Unpurchased 2017 Notes, as the case may be, shall be deemed to be a Dollar Initial Purchaser, and (ii) any party not listed in Schedule II that, pursuant to this Section 7, purchases Unpurchased Euro Notes shall be deemed to be a Euro Initial Purchaser.
          (d) Nothing contained herein shall relieve a defaulting Initial Purchaser of any liability it may have to the Issuer, the Guarantors or any non-defaulting Initial Purchaser for damages caused by its default. If other persons are obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Issuer may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Issuer or counsel for the Initial Purchasers may be necessary in the Time of Sale Information, the Offering Memorandum or in any other document or arrangement, and the Issuer agrees promptly to prepare any amendment or supplement to the Time of Sale Information or the Offering Memorandum that effects any such changes.
          8. Reimbursement of Initial Purchasers’ Expenses. If (a) this Agreement shall have been terminated in accordance with Section 6 or 7, (b) the Issuer shall fail to tender the Securities for delivery to the Initial Purchasers for any reason permitted under this Agreement or (c) the Initial Purchasers shall decline to purchase the Securities for any reason permitted under this Agreement, the Issuer shall reimburse the Initial Purchasers for such out-of-pocket expenses (including reasonable fees and disbursements of counsel) as shall have been reasonably incurred by the Initial Purchasers in connection with this Agreement and the proposed purchase and resale of the Securities. If this

Agreement is terminated pursuant to Section 7 by reason of the default of one or more of the Initial Purchasers, the Issuer shall not be obligated to reimburse any defaulting Initial Purchaser on account of such expenses.
          9. Indemnification and Contribution. (a) The Issuer and each of the Guarantors jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Issuer by or on behalf of such Initial Purchaser through Lehman, as representative for the Dollar Initial Purchasers, or Lehman Europe, as representative for the Euro Initial Purchasers, expressly for use therein.

          (b) Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Issuer, each of the Guarantors, each of their respective directors and officers and each person, if any, who controls the Issuer or any of the Guarantors within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Issuer by or on behalf of such Initial Purchaser through Lehman, as representative for the Dollar Initial Purchasers, or Lehman Europe, as representative for the Euro Initial Purchasers, expressly for use in the Preliminary Offering Memorandum, any of the other Time of Sale Information, any Issuer Written Communication or the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: the statements concerning the Initial Purchasers contained in the third paragraph, the fifth and sixth sentences of the eighth paragraph, the tenth paragraph and the eleventh paragraph, in each case under the heading “Plan of distribution”.
          (c) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 9 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded (based on advice of counsel to the Indemnified Person) that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would (based on advice of counsel to the Indemnified Person) be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Dollar Initial Purchaser, its affiliates, directors and officers and any control persons of such Dollar Initial Purchaser shall be designated in writing by Lehman, any such separate firm for any Euro Initial Purchaser, its affiliates, directors and officers and any control persons of such Euro Initial Purchaser shall be designated in writing by Lehman Europe, and any such separate firm for the Issuer, the Guarantors and any control persons of the Issuer and the Guarantors shall be designated in writing by the Issuer. In the event that (i) any Dollar Initial Purchaser, its affiliates, directors and officers or any control persons of such Dollar Initial Purchaser and (ii) any Euro Initial Purchaser, its affiliates, directors and officers or any control person of such Euro Initial Purchaser are Indemnified Persons collectively entitled, in connection with a proceeding in a single jurisdiction, to the payment of fees and expenses of a single separate firm under this Section 9(c), and (i) any such Dollar Initial Purchaser, its affiliates, directors and officers or any control persons of such Dollar Initial Purchaser and (ii) any such Euro Initial Purchaser, its affiliates, directors and officers or any control persons of such Euro Initial Purchaser cannot agree to a mutually acceptable separate firm to act as counsel thereto, then such separate firm for all such Indemnified Persons shall be designated in writing by Lehman. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to, or any admission of, fault, culpability or a failure to act by or on behalf of any Indemnified Person.
          (d) If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Guarantors on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuer and the Guarantors on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuer and the Guarantors on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Issuer from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Issuer and the Guarantors on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or any Guarantor or by the Initial Purchasers and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
          (e) The Issuer, the Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to paragraph (d) above were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 9, in no event shall an Initial Purchaser be required to contribute, pursuant to paragraph (d) above, any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers’ obligations to contribute pursuant to paragraph (d) above are several in proportion to their respective purchase obligations hereunder and not joint.
          (f) The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.
          10. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling person referred to herein, and the affiliates, officers and directors of each Initial Purchaser to the extent referred to in Section 9 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

          11. Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Issuer and each of the Guarantors jointly and severally agree with the Initial Purchasers to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities to the Initial Purchasers and any taxes payable in that connection; (b) the costs incident to the preparation, printing and distribution of the Preliminary Offering Memorandum, any other Time of Sale Information, any Issuer Written Communication and the Offering Memorandum and any amendments or supplements thereto; (c) the costs incident to the preparation, printing and delivery of the certificates evidencing the Securities, including stamp duties and transfer taxes, if any, payable upon issuance of the Securities to the Initial Purchasers; (d) the fees and expenses of the Issuer’s counsel and independent accountants; (e) the fees and expenses of qualifying the Securities under the securities laws of the several jurisdictions as provided in Section 4(i) and of preparing, printing and distributing Blue Sky Memoranda (including related reasonable fees and expenses of counsel for the Initial Purchasers); (f) any fees charged by rating agencies for rating the Securities; (g) the fees and expenses of the Trustee and any paying agent (including related reasonable fees and expenses of any counsel to such parties); (h) all expenses and application fees incurred in connection with the application for the inclusion of the Dollar Notes on the PORTAL Market, the approval of the Dollar Notes for book-entry transfer by DTC, Euroclear and Clearstream and the approval of the Euro Notes for book-entry transfer by Euroclear and Clearstream; (i) all expenses incurred by the Issuer in connection with any “road show” presentation to potential investors; (j) all expenses and application fees related to the listing of the Euro Notes on the Alternative Securities Market of the Irish Stock Exchange or such other exchange on which the Euro Notes may be listed; and (k) all other costs and expenses incident to the performance of the obligations of the Issuer and the Guarantors under this Agreement which are not otherwise specifically provided for in this Section 11; provided, however, that except as provided in this Section 11 and Section 8, the Initial Purchasers shall pay their own costs and expenses.
          12. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Issuer, each of the Guarantors and the Initial Purchasers contained in this Agreement or made by or on behalf of the Issuer, each of the Guarantors or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any of them or any of their respective affiliates, officers, directors, employees, representatives, agents or controlling persons.
          13. Notices, etc.. All statements, requests, notices and agreements hereunder shall be in writing, and:
     (a) if to the Dollar Initial Purchasers, shall be delivered or sent by mail or telecopy transmission to the Dollar Initial Purchasers c/o Lehman Brothers Inc., 745 Seventh Avenue, 4th Floor, New York, NY 10019, Attention: High Yield Capital

Markets (facsimile no.: 646-834-2730), and with a copy, in the case of any notice pursuant to Section 9(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, NY 10022 (facsimile no.: 212-520-0421); or
     (b) if to the Euro Initial Purchasers, shall be delivered or sent by mail or telecopy transmission to the Euro Initial Purchasers c/o Lehman Brothers International (Europe), 25 Bank Street, London E14 5LE, United Kingdom. Attention: Leland Hart (facsimile no.: 0207-012-4018); or
     (c) if to the Issuer or the Guarantors, shall be delivered or sent by mail or telecopy transmission to the following address of the Issuer: 12001 Tech Center Drive, Livonia, Michigan 48150, Attention: David Bialosky (facsimile no.: (734) 855-2473), with a copy to The Blackstone Group, 345 Park Avenue, New York, New York 10154, Attention: Neil P. Simpkins (facsimile no.: (212) 583-5258).
Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuer shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Dollar Initial Purchasers by Lehman and on behalf of the Euro Initial Purchasers by Lehman Europe.
          14. Definition of Terms. For purposes of this Agreement, (a) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City or the City of London, (b) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act and (c) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act.
          15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
          16. Counterparts. This Agreement may be executed in one or more counterparts (which may include counterparts delivered by fax or any other standard form of telecommunication) and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.
          17. Amendments. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

          18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument will become a binding agreement among the Issuer and the several Initial Purchasers in accordance with its terms.

Very truly yours, TRW AUTOMOTIVE INC.,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

TRW AUTOMOTIVE FINANCE (LUXEMBOURG) S.a.r.l.,
By:	/s/ Graham Plumley
	Name:	GRAHAM PLUMLEY
	Title:	DIRECTOR

AUSTRIAN HOLDCO L.L.C.,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	ON BEHALF OF TRW AUTOMOTIVE INC., ITS SOLE MEMBER

KELSEY-HAYES COMPANY,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	VICE PRESIDENT AND TREASURER

KELSEY-HAYES HOLDINGS INC.,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	VICE PRESIDENT AND TREASURER

KH HOLDINGS, INC.,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	VICE PRESIDENT AND TREASURER

LAKE CENTER INDUSTRIES TRANSPORTATION, INC.,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	SECRETARY

LUCAS AUTOMOTIVE INC.,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	TREASURER

LUCASVARITY AUTOMOTIVE HOLDING COMPANY,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

TRW AUTO HOLDINGS INC.,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

TRW AUTOMOTIVE (LV) CORP.,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	TREASURER

TRW AUTOMOTIVE HOLDING COMPANY,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	TREASURER

TRW AUTOMOTIVE J.V. LLC,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

TRW AUTOMOTIVE SAFETY SYSTEMS ARKANSAS INC.,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	VICE PRESIDENT AND TREASURER

TRW AUTOMOTIVE U.S. LLC,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

TRW EAST INC.,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	VICE PRESIDENT AND TREASURER

TRW INTELLECTUAL PROPERTY CORP.,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	VICE PRESIDENT AND TREASURER

TRW OCCUPANT RESTRAINTS SOUTH AFRICA INC.,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	VICE PRESIDENT AND TREASURER

TRW ODYSSEY INC.,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	VICE PRESIDENT AND TREASURER

TRW OVERSEAS INC.,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	TREASURER

TRW POWDER METAL INC.,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	TREASURER

TRW SAFETY SYSTEMS INC.,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	VICE PRESIDENT AND TREASURER

TRW TECHNAR INC.,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	VICE PRESIDENT AND TREASURER

TRW VEHICLE SAFETY SYSTEMS INC.,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	VICE PRESIDENT AND CHIEF FINANCIAL OFFICER

VARITY EXECUTIVE PAYROLL, INC.,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIE
	Title:	TREASURER

WORLDWIDE DISTRIBUTION CENTERS, INC.,
By:	/s/ Joseph S. Cantie
	Name:	JOSEPH S. CANTIER
	Title:	VICE PRESIDENT AND ASSISTANT SECRETARY

Accepted:
Lehman Brothers Inc.
Banc of America Securities LLC
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:	LEHMAN BROTHERS INC.,
/s/ Tim Hartzell
Authorized Signatory

Accepted:
Lehman Brothers International (Europe)
Banc of America Securities Limited
Deutsche Bank AG, London Branch
Goldman Sachs International
Merrill Lynch International

By:	LEHMAN BROTHERS INTERNATIONAL (EUROPE),
/s/ Leland Hart
Authorized Signatory

SCHEDULE IA

	Principal Amount
Dollar Initial Purchasers	of 2014 Notes	Purchase Price
Lehman Brothers Inc.	$110,000,000	$110,000,000
Banc of America Securities LLC	$97,500,000	$97,500,000
Deutsche Bank Securities Inc.	$97,500,000	$97,500,000
Goldman, Sachs & Co.	$97,500,000	$97,500,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$97,500,000	$97,500,000

2

SCHEDULE IB

	Principal Amount
Dollar Initial Purchasers	of 2017 Notes	Purchase Price
Lehman Brothers Inc.	$132,000,000	$132,000,000
Banc of America Securities LLC	$117,000,000	$117,000,000
Deutsche Bank Securities Inc.	$117,000,000	$117,000,000
Goldman, Sachs & Co.	$117,000,000	$117,000,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	$117,000,000	$117,000,000

SCHEDULE II

	Principal Amount
Euro Initial Purchasers	of Euro Notes	Purchase Price
Lehman Brothers International (Europe)	€60,500,000	€60,500,000
Banc of America Securities Limited	€53,625,000	€53,625,000
Deutsche Bank AG, London Branch	€53,625,000	€53,625,000
Goldman Sachs International	€53,625,000	€53,625,000
Merrill Lynch International	€53,625,000	€53,625,000

SCHEDULE III

SCHEDULE IV
1. On February 27, 2007 and March 2, 2007, TRW Automotive Holdings Corp. issued shares of common stock upon the vesting of restricted stock units to employees and directors.
2. On February 27, 2007, TRW Automotive Holdings Corp. issued options to employees and restricted stock units to employees and directors.
3. Brake Engineering, a U.K. aftermarkets business with revenues of approximately $25 million, was acquired after December 31, 2006.
4. On January 3, 2007, the Company suffered a roof collapse at one of its Brazilian manufacturing facilities. The net loss related to this incident is expected to approximate $4 million.

ANNEX A
Additional Time of Sale Information
1. Supplement to Preliminary Offering Memorandum, dated March 14, 2007.
2. Term sheet containing the terms of the securities, substantially in the form of Annex B.

ANNEX B
March 14, 2007
Strictly Confidential
TRW Automotive Inc.
Pricing Term Sheet
Pricing Term Sheet dated March 14, 2007 (this “Pricing Term Sheet”) to the preliminary offering memorandum dated March 12, 2007 (the “Preliminary Offering Memorandum”) of TRW Automotive Inc., as supplemented by the supplement dated March 14, 2007 (the “Supplement”) to the Preliminary Offering Memorandum. This Pricing Term Sheet is qualified in its entirety by reference to the Preliminary Offering Memorandum, as supplemented by the Supplement. The information in this Pricing Term Sheet supplements the Preliminary Offering Memorandum, as supplemented by the Supplement, and it supersedes the information in the Preliminary Offering Memorandum, as supplemented by the Supplement, but only to the extent it is inconsistent with the information in the Preliminary Offering Memorandum, as supplemented by the Supplement.

Issuer	TRW Automotive Inc.

Security	Senior Notes

Distribution	144A for life / Reg S

Maturity	March 15, 2014

Amount	$500,000,000

Coupon	7%

Price	98.654%

Yield to Maturity	7 1/4% (284 bps vs. 13.250 of 5/14)

Interest Payment Dates	March 15 and September 15, commencing on September 15, 2007

Optional Redemption Provisions	The notes will be redeemable at anytime and from time to time, in whole or in part, at 100% of their principal amount plus the applicable “make-whole” premium described in the Preliminary Offering Memorandum as supplemented by this Pricing Term Sheet

Equity Clawback	Prior to March 15, 2010, up to 35% of the notes may be redeemed with the proceeds of certain equity offerings at a price equal to 107.000% of the principal amount of the notes redeemed

Change of Control	101%

Trade Date	March 14, 2007

Settlement Date	March 26, 2007 (T+8)

Ratings	Ba3 / BB-

Lead Manager	Lehman Brothers Inc.

Joint Book-Running Managers	Lehman Brothers Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

CUSIPs/ISINs	144A: 87264M AA7 ISIN: US87264MAA71

REG. S: U55440 AA6 ISIN: USU55440AA60

ANNEX B
Pricing Term Sheet

Issuer	TRW Automotive Inc.

Security	Senior Notes

Distribution	144A for life / Reg S

Maturity	March 15, 2014

Amount	€275,000,000

Coupon	6 3/8%

Price	98.625%

Yield to Maturity	6 5/8% (276 bps vs. Benchmark DBR 4.250% of 1/04/14)

Interest Payment Dates	March 15 and September 15, commencing on September 15, 2007

Optional Redemption Provisions	The notes will be redeemable at anytime and from time to time, in whole or in part, at 100% of their principal amount plus the applicable “make-whole” premium described in the Preliminary Offering Memorandum as supplemented by this Pricing Term Sheet

Equity Clawback	Prior to March 15, 2010, up to 35% of the notes may be redeemed with the proceeds of certain equity offerings at a price equal to 106.375% of the principal amount of the notes redeemed

Change of Control	101%

Trade Date	March 14, 2007

Settlement Date	March 26, 2007 (T+8)

Ratings	Ba3 / BB-

Lead Manager	Lehman Brothers International (Europe)

Joint Book-Running Managers	Lehman Brothers International (Europe), Banc of America Securities Limited, Deutsche Bank AG, London Branch, Goldman Sachs International and Merrill Lynch International

CUSIPs/ISINs	144A: 029258201 ISIN: XS0292582011

REG. S: 029258074 ISIN: XS0292580742

ANNEX B
Pricing Term Sheet

Issuer	TRW Automotive Inc.

Security	Senior Notes

Distribution	144A for life / Reg S

Maturity	March 15, 2017

Amount	$600,000,000

Coupon	7 1/4%

Price	98.270%

Yield to Maturity	7 1/2% (302 bps vs. 4.625 of 2/17)

Interest Payment Dates	March 15 and September 15, commencing on September 15, 2007

Optional Redemption Provisions	The notes will be redeemable at anytime and from time to time, in whole or in part, at 100% of their principal amount plus the applicable “make-whole” premium described in the Preliminary Offering Memorandum as supplemented by this Pricing Term Sheet

Equity Clawback	Prior to March 15, 2010, up to 35% of the notes may be redeemed with the proceeds of certain equity offerings at a price equal to 107.250% of the principal amount of the notes redeemed

Change of Control	101%

Trade Date	March 14, 2007

Settlement Date	March 26, 2007 (T+8)

Ratings	Ba3 / BB-

Lead Manager	Lehman Brothers Inc.

Joint Book-Running Managers	Lehman Brothers Inc., Banc of America Securities LLC, Deutsche Bank Securities Inc., Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated

CUSIPs/ISINs	144A: 87264M AB5 ISIN: US87264MAB54

REG. S: U55440 AB4 ISIN: USU55440AB44
Pricing Arrangement between TRW Automotive Inc. and Lehman Brothers Inc.
     As part of the transactions relating to the offering of the 7% senior notes due 2014, Lehman Brothers Inc. agreed to pay TRW Automotive Inc. $3,385,000.00, which effectively reduces the coupon on such notes by .125% based on present value calculations. As part of the transactions relating to the offering of the 7 1/4% senior notes due 2017, Lehman Brothers Inc. agreed to pay TRW Automotive Inc. $5,238,000.00, which effectively reduces the coupon on such notes by .125% based on present value calculations.
Changes to Description of the Notes
     On page 32 of the Preliminary Offering Memorandum, the following sentence is inserted at the end of the paragraph under the heading “Terms of the Notes”:
     Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months.

ANNEX B
     On page 43 of the Preliminary Offering Memorandum, the definition of the term “Applicable Premium” is amended and restated in its entirety as follows:
     “Applicable Premium” means:
     (1) with respect to any dollar note on any redemption date, the excess, if any, of (a) the present value at such redemption date of (i) $1,000 payable upon the Stated Maturity of such dollar note, plus (ii) all required interest payments due on such dollar note through the Stated Maturity of such dollar note, (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points; over (b) the principal amount of such dollar note; and
     (2) with respect to any euro note on any redemption date, the excess, if any, of (a) the present value at such redemption date of (i) €1,000 payable upon the Stated Maturity of such euro note, plus (ii) all required interest payments due on such euro note through the Stated Maturity of such euro note, (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the Bund Rate as of such redemption date plus 50 basis points; over (b) the principal amount of such euro note.
     On page 43 of the Preliminary Offering Memorandum, clause (1) of the definition of the term “Bund Rate” is amended and restated in its entirety as follows:
     (1) “Comparable German Bund Issue” means the German Bundesanleihe security selected by any Reference German Bund Dealer as having a fixed maturity most nearly equal to the period from such redemption date to January 4, 2014 and that would be utilized at the time of selection and in accordance with customary financial practice, in pricing new issues of euro-denominated corporate debt securities in a principal amount approximately equal to the then outstanding principal amount of the euro notes and of a maturity most nearly equal to January 4, 2014; provided, however, that, if the period from such redemption date to January 4, 2014 is not equal to the fixed maturity of the German Bundesanleihe security selected by such Reference German Bund Dealer, the Bund Rate shall be determined by linear interpolation (calculated to the nearest one-twelfth of a year) from the yields of German Bundesanleihe securities for which such yields are given, except that if the period from such redemption date to January 4, 2014 is less than one year, a fixed maturity of one year shall be used;
     On page 44 of the Preliminary Offering Memorandum, the definition of the term “Business Day” is amended and restated in its entirety as follows:
     “Business Day” means a day other than a Saturday, Sunday or other day on which banking institutions are authorized or required by law to close in New York State; provided, however, that for any payments to be made under the euro notes indenture, such day shall also be a day on which the Trans-European Automated Real-time Gross Settlement Express Transfer (TARGET) payment system is open for the settlement of payments.
     On page 49 of the Preliminary Offering Memorandum, clause (19) of the definition of the term “Permitted Liens” is amended and restated in its entirety as follows:
(19)	Liens securing Indebtedness if the ratio of (x) Secured Indebtedness of the Company and its Subsidiaries, at the time such Lien is created or Incurred and after giving effect thereto, to (y) EBITDA of the Company and its Subsidiaries for the most recently ended four fiscal quarters for which internal financial statements are available immediately preceding the date on which such Lien is created or Incurred, without giving effect to any Indebtedness Incurred under clause (7), (8), (12), (20), (21) (but only to the extent such Indebtedness is a refinancing, refunding, extension, renewal or replacement of Indebtedness Incurred under clause (7), (8), (12), (20) or (22) of this definition) or (22) of this definition, is equal to or less than 2.75 to 1.00 determined on a pro forma basis;

ANNEX B
The securities referenced herein have not been registered with the U.S. Securities and Exchange Commission due to an exemption or exemptions from registration. A copy of the Preliminary Offering Memorandum and the Final Offering Memorandum (when complete) may be obtained by eligible investors from Lehman Brothers Inc., 745 Seventh Ave., New York, NY 10019, Attn: High Yield Capital Markets.
DISTRIBUTION OF THE PRELIMINARY OFFERING MEMORANDUM (INCLUDING THE SUPPLEMENT AND THIS PRICING TERM SHEET) TO ANY PERSONS OTHER THAN THE PERSON RECEIVING THIS ELECTRONIC TRANSMISSION AND ITS RESPECTIVE AGENTS, AND ANY PERSONS RETAINED TO ADVISE THE PERSON RECEIVING THIS ELECTRONIC TRANSMISSION IS ACCORDINGLY UNAUTHORIZED. ANY PHOTOCOPYING, DISCLOSURE OR ALTERATION OF THE CONTENTS OF THE PRELIMINARY OFFERING MEMORANDUM (INCLUDING THE SUPPLEMENT AND THIS PRICING TERM SHEET) OR ANY PORTION THEREOF BY ELECTRONIC MAIL OR ANY OTHER MEANS TO ANY PERSON OTHER THAN THE PERSON RECEIVING THIS ELECTRONIC TRANSMISSION IS PROHIBITED. BY ACCEPTING DELIVERY OF THE PRELIMINARY OFFERING MEMORANDUM (INCLUDING THE SUPPLEMENT AND THIS PRICING TERM SHEET), THE RECIPIENT AGREES TO THE FOREGOING.

ANNEX C
Restrictions on Offers and Sales Outside the United States
     In connection with offers and sales of Securities outside the United States:
     (a) Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.
     (b) Each Initial Purchaser, severally and not jointly, represents, warrants to and agrees with the Issuer and each of the Guarantors that:
     (i) Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act (“Regulation S”) or Rule 144A or any other available exemption from registration under the Securities Act.
     (ii) None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.
     (iii) At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchases Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:
“The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S.”
     (iv) Such Initial Purchaser has not and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Issuer.
Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

ANNEX C
     (c) Each Initial Purchaser, severally and not jointly, represents and warrants to and agrees with the Issuer and each of the Guarantors that (i) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer or the Guarantors; (ii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom; and (iii) it will not (A) underwrite the issue of, or place, the Securities otherwise than in conformity with the provisions of the Irish Investment Intermediaries Act, 1995 (as amended), including without limitation, Sections 9 and 23 thereof and any codes of conduct rules made under Section 37 thereof and the provisions of the Investor Compensation Act, 1998; (B) underwrite the issue of, or place, the Securities otherwise than in conformity with the provisions of the Irish Central Bank Acts, 1942-1999 (as amended) and any codes of conduct rules made under Section 117(1) thereof; (C) underwrite the issue of, place or do anything in Ireland in respect of, the Securities otherwise than in conformity with the provisions of the Irish Prospectus (Directive 2003/71/EC) Regulations 2005 and any rules issued under Section 51 of the Irish Investment Funds, Companies and Miscellaneous Provisions Act 2005 by the Irish Central Bank and Financial Services Regulatory Authority (“IFSRA”); or (D) underwrite the issue of, place or otherwise act in Ireland in respect of, the Securities otherwise than in conformity with the provisions of the Irish Market Abuse (Directive 2003/6/EC) Regulations 2005 and any rules issued under Section 34 of the Irish Investment Funds, Companies and Miscellaneous Provisions Act 2005 by IFSRA.
     (d) The offering has not been registered with the Commissione Nazionale per le Società e la Borsa (CONSOB offering memorandum) pursuant to Italian securities legislation. The Securities may not be offered or sold nor may the Time of Sale Information, the Offering Memorandum or any other offering materials be distributed in the Republic of Italy unless such offer, sale or distribution is:
     (i) made by an investment firm, bank or financial intermediary permitted to conduct such activities in the Republic of Italy in accordance with Legislative Decree No. 385 of September 1, 1993 (Decree No. 385), Legislative Decree No. 58 of February 24, 1998, CONSOB Regulation No. 11971 or May 14, 1999 and any other applicable laws and regulations;
     (ii) made (x) to professional investors (operatori qualificati) as defined in Article 31, second paragraph of CONSOB Regulation No. 11422 of July 1, 1998, as amended, or Regulation No. 11522, (y) in circumstances where an exemption from the rules governing solicitations to the public at large applies pursuant to Article 100 of Legislative Decree No. 58 of February 24, 1998 and Article 33, first paragraph, of CONSOB Regulation No. 11971 of May 14, 1999, as amended or (z) to persons located in the Republic of Italy who submit an unsolicited request to purchase Securities; and

ANNEX C
     (iii) in compliance with all relevant Italian securities and tax laws and regulations.
     (e) The Securities may not be offered or sold to any investors in Switzerland other than on a non-public basis. Neither the Time of Sale Information nor the Offering Memorandum constitutes a prospectus within the meaning of Article 652a and Art. 1156 of the Swiss Code of Obligations (Schweizerisches Obligationenrecht). Neither this offering nor the Securities have been or will be approved by any Swiss regulatory authority.
     (f) Each Initial Purchaser acknowledges that no action has been or will be taken by the Issuers that would permit a public offering of the Securities, or possession or distribution of any of the Time of Sale Information, the Offering Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

ANNEX D-1(a)
[Form of Opinion of Cravath, Swaine & Moore LLP ]

ANNEX D-1(b)
[Form of 10b-5 Letter of Cravath, Swaine & Moore LLP ]

ANNEX D-2(a)
[Form of Opinion of Simpson Thacher & Bartlett LLP]

ANNEX D-2(b)
[Form of Negative Assurance Statement of Simpson Thacher & Bartlett LLP]

ANNEX E
[Form of Comfort Letter of Ernst & Young LLP]